UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 2)

Filed by the Registrant x
Filed by a Party other than the Registrant o
Check the appropriate box:
o	Preliminary Proxy Statement
o	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
o	Definitive Proxy Statement
x	Definitive Additional Materials
o	Soliciting Material Pursuant to §240.14a-12

PRINCIPAL FINANCIAL GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
x	No fee required.
o	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
____________________________________________________________________________________
(2) Aggregate number of securities to which transaction applies:
____________________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
____________________________________________________________________________________
(4) Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
(5) Total fee paid:
____________________________________________________________________________________

o	Fee paid previously with preliminary materials.
o	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
____________________________________________________________________________________
(2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
(3) Filing Party:
____________________________________________________________________________________
(4) Date Filed:
____________________________________________________________________________________

Explanatory Note

This amendment to Principal Financial Group, Inc.’s proxy statement is filed to correct an administrative error in the number of shares disclosed in footnote one to the table entitled, “Security
Ownership of Certain Beneficial Owners and Management,” on page 51 of the proxy statement filed with the Securities and Exchange Commission on April 6, 2011. The number of shares disclosed in the footnote is a subset of the number of shares disclosed in the table. The number of shares disclosed in the table was accurate at the time of filing, and remains so.

The number of shares disclosed in the footnote as filed inadvertently did not include vested options which directors and executive officers had the ability to exercise on or before May 7, 2011, or 60 days from the date the proxy statement was filed. A detailed explanation of these options is contained in the table entitled, “Outstanding Equity Awards At Fiscal Year End December 31, 2010,”
on page 38 of the proxy statement.

To view the 2010 annual report to shareholders and the 2011 proxy statement, please go to the website www.principal.com/investor/annual/index.htm. The revised footnote one follows.

(1) Includes beneficial ownership of shares which each person named in this table has the right to acquire on or before May 7, 2011 pursuant to previously awarded stock options, RSUs, and performance units that, although scheduled to be paid in shares in more than 60 days, would be paid immediately upon termination of service, as follows: Ms. Bernard, 15,431;
Ms. Carter-Miller, 21,152; Dr. Costley, 19,431; Mr. Dan, 9,464; Mr. Ferro, 0; Dr. Gelatt,
23,589; Mr. Griswell, 1,245,390; Ms. Helton, 19,431; Mr. Kerr, 7,820; Mr. Keyser, 23,164;
Mr. Mathrani, 18,303; Ms. Tallett, 23,164; Mr. Houston, 327,090; Mr. Lillis, 83,619;
Mr. McCaughan, 642,393; Mr. Sorensen, 222,763; Mr. Zimpleman, 882,335; and all other executive officers as a group, 910,875.